UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Terreno Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
TERRENO REALTY CORPORATION 2022 Annual Meeting Vote by May 2, 2022 11:59 PM ET

TERRENO REALTY CORPORATION 10500 NE 8TH STREET, SUITE 301 BELLEVUE, WA 98004

D73239-P68075

You invested in TERRENO REALTY CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 3, 2022.

Get informed before you vote

View the Notice and Proxy Statement and 2021 Annual Report, including Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	W. Blake Baird	For
1b.	Michael A. Coke	For
1c.	Linda Assante	For
1d.	LeRoy E. Carlson	For
1e.	David M. Lee	For
1f.	Douglas M. Pasquale	For
1g.	Dennis Polk	For

2.	Adoption of a resolution to approve, on a non-binding advisory basis, the compensation of certain executives, as more fully described in the proxy statement.	For

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered certified public accounting firm for the 2022 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D73240-P68075